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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 2000

                       PEGASUS COMMUNICATIONS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)




           Delaware             0-21389                 51-0374669
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       (State or Other        (Commission           (IRS Employer
       Jurisdiction of        File Number)          Identification No.)
       Incorporation)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004
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             (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 888-438-7488
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          (Former Name or Former Address, if Changed Since Last Report)



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         Our quarterly report on Form 10-Q for the quarterly period ended June
30, 2000 contained substantially the same information required in this form to report the disposition of the entire cable system business in Puerto Rico. Accordingly, the disposition was "previously reported" within the meaning of the General Instructions to Form 8-K.

Item 5.  Other Events.

         Sale of Puerto Rico Cable System. On September 15, 2000, pursuant to the terms of an Asset Purchase Agreement, MCT Cablevision, LP and Pegasus Cable Television of San German, Inc. sold the assets of their entire cable system in Puerto Rico to Centennial Puerto Rico Cable TV Corp., a subsidiary of Centennial Communications Corp., for the purchase price of $170,000,000 in cash (subject to certain adjustments). Pegasus Communications Corporation, through one of its operating subsidiaries, Pegasus Media & Communications, Inc., is the indirect parent of MCT Cablevision, LP and Pegasus Cable Television of San German, Inc. The Puerto Rico cable system served approximately 57,000 subscribers and passed over approximately 170,000 homes in Aguadilla, Mayaguez, San German and surrounding communities in the western part of Puerto Rico.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Acquired or to be Acquired Businesses.

                           Not applicable.

         (b)      Pro Forma Financial Information.

                           Not applicable.

         (c)      Exhibits.

                            2.1 Asset Purchase Agreement dated as of May 15, 2000 among Centennial Puerto Rico Cable TV Corp., Pegasus Communications Corporation, Pegasus Cable Television of San German, Inc. and MCT Cablevision, Limited Partnership. (Schedules have been omitted but will be provided to the SEC upon request).


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PEGASUS COMMUNICATIONS CORPORATION


                                     By: /s/ Scott A. Blank
                                        ---------------------------------------
                                         Scott A. Blank
                                         Vice President

September 29, 2000

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                                  Exhibit Index


Exhibit No.                         Description
-----------                         -----------

2.1 Asset Purchase Agreement dated as of May 15, 2000 among Centennial Puerto Rico Cable TV Corp., Pegasus Communications Corporation, Pegasus Cable Television of San German, Inc. and MCT Cablevision, Limited Partnership. (Schedules have been omitted but will be provided to the SEC upon request).